UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland		1-11437	52-1893632
(State or other jurisdiction		(Commission File Number)	(IRS Employer
of incorporation)			Identification No.)

6801 Rockledge Drive
Bethesda,	Maryland		20817
(Address of principal executive offices)			(Zip Code)
(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LMT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Lockheed Martin Corporation (the “Company”) held its Annual Meeting of Stockholders on April 27, 2023. Of the 254,518,944 shares outstanding and entitled to vote (as of the February 24, 2023 record date), 224,068,654 shares were represented at the meeting, or an 88.04% quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:
Proposal 1 - Election of Directors
Elected the following 13 individuals to the Board of Directors (the “Board”) of the Company to serve as directors until the Annual Meeting of Stockholders in 2024 and until their successors have been duly elected and qualified:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Daniel F. Akerson	174,048,734	12,587,989	3,764,163	33,667,768
David B. Burritt	178,604,665	7,888,743	3,907,478	33,667,768
Bruce A. Carlson	180,015,920	6,573,254	3,811,712	33,667,768
John M. Donovan	181,572,969	4,930,046	3,897,871	33,667,768
Joseph F. Dunford, Jr.	182,023,974	4,635,895	3,741,017	33,667,768
James O. Ellis, Jr.	179,668,464	6,883,955	3,848,467	33,667,768
Thomas J. Falk	179,028,596	7,348,440	4,023,850	33,667,768
Ilene S. Gordon	182,137,389	4,408,146	3,855,351	33,667,768
Vicki A. Hollub	181,098,492	5,471,355	3,831,039	33,667,768
Jeh C. Johnson	180,947,334	5,609,969	3,843,583	33,667,768
Debra L. Reed-Klages	181,052,576	5,589,426	3,758,884	33,667,768
James D. Taiclet	181,392,878	5,594,388	3,413,620	33,667,768
Patricia E. Yarrington	182,575,027	4,087,443	3,738,416	33,667,768
Proposal 2 - Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)
Approved, on an advisory basis (non-binding), the compensation of our named executive officers as described in detail in the Compensation Discussion and Analysis and the accompanying tables in our 2023 proxy statement.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
174,932,834	11,797,670	3,669,446	33,667,768
Proposal 3 - Advisory Vote on the Frequency of Holding Votes on Say-on-Pay
Approved, on an advisory basis (non-binding), a frequency period of one year (an annual vote) for future non-binding stockholder votes on the compensation of our named executive officers.

Votes For One Year	Votes For Two Years	Votes For Three Years	Votes Abstain	Broker Non-Votes
181,953,943	2,293,976	4,234,431	1,917,416	33,667,768
In addition, the Company has decided, consistent with the Board’s recommendation and the vote of stockholders, to include a stockholder vote on the compensation of executives in its proxy materials annually until the next required vote on the frequency of stockholder votes on the compensation of executives (which would be at the 2029 Annual Meeting of Stockholders unless presented earlier).
Proposal 4 - Ratification of Appointment of Independent Auditors
Ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2023.

Votes For	Votes Against	Votes Abstain
214,798,375	6,661,848	2,608,431

Proposal 5 - Stockholder Proposal Requiring Independent Board Chairman
Rejected a stockholder proposal requiring an independent board chairman.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
53,816,071	133,237,100	3,347,715	33,667,768
Proposal 6 - Stockholder Proposal to Issue a Human Rights Impact Assessment Report
Rejected a stockholder proposal requesting that the Company issue a human rights impact assessment report.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
26,053,121	160,000,683	4,347,082	33,667,768
Proposal 7 - Stockholder Proposal to Issue a Report on the Company's Intention to Reduce Full Value Chain GHG Emissions
Rejected a stockholder proposal requesting that the Board issue a report on the Company’s intention to reduce full value chain GHG emissions.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
62,963,404	114,761,646	12,675,836	33,667,768

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: April 27, 2023	By:	/s/ Kerri R. Morey
Kerri R. Morey
Vice President and Associate General Counsel